UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 14, 2022

CVD EQUIPMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	1-16525	11-2621692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Drive Central Islip, New York	11722
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 981-7081

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of CVD Equipment Corporation (the “Company”) was held on July 14, 2022. At the Annual Meeting, the shareholders voted on the following five proposals and cast their votes as described below. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 1, 2022.

Proposal 1:
The election of the five nominees listed below to serve on the Board of Directors of the Company until the 2023 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

Nominee	Number of Votes Cast in Favor	Number of Votes Withheld	Number of Broker Non- Votes

Emmanuel Lakios	2,857,804	62,571	2,172,208
Lawrence J. Waldman	2,857,414	62,961	2,172,208
Conrad J. Gunther	2,856,654	63,721	2,172,208
Raymond A. Nielsen	2,551,054	369,321	2,172,208
Robert M. Brill	2,857,454	62,921	2,172,208

Proposal 2:	The ratification of Marcum, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain

5,036,346	42,958	13,279

Proposal 3:	The approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers.

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain	Number of Broker Non- Votes

2,670,485	167,660	82,230	2,172,208

Proposal 4:	The approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation.

Number of Votes Cast for Three Years	Number of Votes Cast for Two Years	Number of Votes Cast for One Year	Number of Votes Cast for Abstain	Number of Broker Non-Votes

1,363,095	24,952	1,420,655	111,673	2,172,208

Proposal 5:	The approval of the 2022 CVD Equipment Corporation Share Incentive Plan.

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain	Number of Broker Non- Votes

2,673,950	153,323	93,102	2,172,208

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 15, 2022

CVD EQUIPMENT CORPORATION

By:	/s/ Thomas McNeill
Name:	Thomas McNeill
Title:	Executive Vice President and Chief Financial Officer and Secretary